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                                                                    Exhibit 10.2

                      [FORM OF OPTION GRANT FOR EMPLOYEES]

                                 SOHU.COM INC.
   Memorandum of Agreement Evidencing Granting of Non-Qualified Stock Option

     Stock Option Agreement dated as of December 5, 1999 between Sohu.com Inc., a Delaware corporation (the "Company"), and [___________] (the "Grantee").

1) The Company hereby grants to the Grantee, as of the date set forth above, in consideration of the Grantee's continued employment with the Company or a direct or indirect subsidiary of the Company, an option (the "Option") to purchase an aggregate of [__________] shares of the Common Stock of the Company, US$.001 par value per share, at an exercise price of US$[_______] per share, subject to the vesting, exercise provisions and other terms and conditions set forth below.

2) The shares subject to the Option shall vest (a) as to 25% of the shares subject to the Option, on the first anniversary of the date of grant of the Option; and (b) as to the remaining 75% of the shares subject to the Option, in 12 equal quarterly installments beginning one calendar quarter after the date of such anniversary.

3) If the Grantee ceases for any reason to be an employee of the Company, or any direct or indirect subsidiary of the Company, any part of the Option not then vested will be cancelled and will be of no further force or effect. If the Grantee ceases for any reason, other than death or Disability (as defined below), to be an employee of the Company, or any direct or indirect subsidiary of the Company, any part of the Option then vested and not exercised within ninety (90) days after the date of the termination of his employment will be cancelled and will be of no further force or effect, provided that such 90-day period may be extended by the Company's Board of Directors in its sole discretion.

4) If the Grantee dies while in the employ of the Company, or any direct or indirect subsidiary of the Company, the Option may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of his death, by his estate, personal representative or beneficiary, at any time within 180 days after the date of death. If the Grantee ceases to be employed by the Company, or a direct or indirect subsidiary of the Company, by reason of his Disability, the Option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of the termination of his employment, at any time within one (1) year after such termination. At the expiration of such 180-day or one year period, whichever is the earlier, the Option shall terminate and the only rights hereunder shall be those as to which the Option was properly exercised before such termination. "Disability" shall mean "permanent and total disability" as defined in
     Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, or any successor statute.

5) If the Company determines in good faith that the Grantee has violated any obligation of confidentiality, non-competition or non-solicitation of employees, customers or suppliers owed to the Company, then, in the sole discretion of the Company's Board of Directors,

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     (1) any part of the Option not yet exercised will be cancelled and will be of no further force or effect, effective upon written notice from the Company to the Grantee and (2) any shares of the capital stock of the Company held by the Grantee which were purchased by the Grantee through exercise of the Option or any part of the Option will be repurchased by the Company at a price equal to the exercise price paid by the Grantee, effective upon written notice from the Company to the Grantee accompanied by the Company's tender of the price for such repurchase, and will cease to be held by the Grantee. The Company may, in the sole discretion of the Company's Board of Directors, exercise either, both or neither of the foregoing remedies, and such remedies shall be in addition to all other remedies available to the Company for violations of any such obligation.

6) The Option is exercisable, in whole or in part, with respect to any then vested shares only from and after the first to occur of the following events: (a) the closing of an underwritten public offering of shares of Common Stock of the Company; or (b) any liquidation, dissolution or winding up of the Company or any consolidation or merger of the Company with or into any other corporation or corporations in which the stockholders of the Company immediately prior to such transaction own 50% or less of the voting power of the surviving entity immediately following such transaction, or a sale, conveyance or disposition of all or substantially all of the assets of the Company, or the effectuation by the Company of a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of.

7) The Option (or any part or installment thereof) may be exercised by the Grantee's delivering to the Company a duly executed Notice of Exercise of Option as described below, together with provision for payment of the full purchase price in accordance with this Agreement for the shares as to which the Option is being exercised, and upon compliance with any other conditions set forth in this Agreement. Such written notice must be signed by the Grantee, state the number of shares with respect to which the Option is being exercised and contain any representations required by this Agreement. Payment of the purchase price for the shares as to which the Option is being exercised may be made (i) in United States dollars in cash or by check, or (ii) at the discretion of the Company's Board of Directors, by any other means, including a promissory note of the Grantee, which the Board of Directors determines to be acceptable.

8) The Option granted herein is subject to the following additional terms and provisions:

     a) The Option is not transferable by the Grantee otherwise than by will or laws of descent and distribution to the Grantee's spouse and lineal descendants, and is exercisable, during the Grantee's lifetime, only by him or her.

     b) The Option may be exercised in whole or in part from time to time, provided that the Option may not be exercised as to less than one hundred (100) shares at any one time, unless it is being exercised in full and the balance of shares subject to the Option is less than one hundred.

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     c)   The shares of Common Stock underlying the Option and the exercise price therefor and the minimum number of shares that may be purchased at any one time will be appropriately adjusted from time to time for stock splits, reverse stock splits, stock dividends and reclassifications of shares.

     d) If the Company is to be consolidated with or acquired by another entity in a merger, or in the event of a sale of all or substantially all of the Company's assets (an "Acquisition"), the Company may take such action with respect to the Option as the Company's Board of Directors may deem to be equitable and in the best interests of the Company and its stockholders under the circumstances, including, without limitation, (i) making appropriate provision for the continuation of the Option by substituting on an equitable basis for the shares then subject to the Option either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity or (ii) giving the Grantee reasonable advance notice of the pendency of the Acquisition and canceling the Option effective upon the Acquisition if it is not exercised prior to the Acquisition. Nothing contained herein will be deemed to require the Company to take, or refrain from taking, any one or more of the foregoing actions.

     e) The Grantee will not have any rights as a stockholder with respect to any shares of Common Stock covered by the Option except after due exercise of the Option and tender of the full purchase price for the shares being purchased pursuant to such exercise and registration of the shares in the Company's share register in the name of the Grantee.

     f) Unless the offering and sale of the shares to be issued upon the exercise of the Option has been registered under the Securities Act and any applicable State "Blue Sky" laws, the Company will be under no obligation to issue the shares covered by such exercise unless

          i) the person who exercises the Option represents and warrants to the Company at the time of such exercise that such person is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any such shares and

          ii) the Company has received an opinion of its counsel that the shares may be issued upon such exercise in compliance with the Securities Act and any applicable State Blue Sky laws without registration thereunder.

     g) Each certificate representing shares of Common Stock issued upon exercise of the Option (except to the extent that the restrictions described in any such legend are no longer applicable) will be bear legends in substantially the following form (in addition to any legend required under applicable state securities laws):

                    THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

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                    AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD,
                    OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP RESTRICTION OF UP TO 180 DAYS FOLLOWING THE INITIAL UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY'S SECURITIES.

     h) In connection with the initial underwritten public offering of the Company's Common Stock, the Grantee will not, without the prior written consent of the Company, sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of or transfer his or her economic risk with respect to any shares of Common Stock for a period of 180 days after the date of the final prospectus used in connection with such offering. The Grantee will execute and deliver such documents as the Company may request confirming the foregoing.

9) At any time when the Grantee wishes to exercise the Option, in whole or in part, the Grantee will submit to the Company, a duly executed Notice of Exercise of Option in the form attached hereto as Exhibit A. Copies of such
                                                       ---------
     notice are available from the Secretary or an Assistant Secretary of the Company.

10) All notices made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party (b) when received, if sent by an overnight delivery service, postage prepaid, addressed, if to the Grantee, as set forth below, and if to the Company, to the Company's principal offices.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President or a Vice President or its Secretary or an Assistant Secretary and the Grantee has hereunto set his or her hand as of the date first above written.

                              SOHU.COM INC.
                              By:______________________________
                                 Name:
                                 Title:


                              _________________________________
                              (signature)

                              [___________________]
                              (printed name)


                              _________________________________
                              (address)

                              _________________________________

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                                   EXHIBIT A

Sohu.com Inc.
7 Jianguomen Nei Avenue
Bright China Chang An Building
Tower 2 Room 519
Beijing, China  100005
Ladies and Gentlemen:

     I hereby elect to exercise the stock option granted to me on ___________ ___, 20__, by Sohu.com Inc., a Delaware corporation ("Sohu"), with respect to
______________ shares (the "Shares") of common stock, par value $.001 per share ("Common Stock"), at the option price of $___________ per share for a total purchase price of $__________.

     I understand that the stock option that I am electing to exercise is not qualified as an "incentive stock option" under Section 422 of the United States Internal Revenue Code of 1986.

     I wish to make payment of the exercise price for the Shares as indicated below (check one or more boxes):

               ______ Cash, my check in the amount of $__________ is enclosed herewith.
               ______ Already owned Common Stock; _____ such Common Stock with a total value of $______ enclosed herewith, duly endorsed for transfer to the Company. I understand that this method of payment may be rejected by Sohu's Board of Directors of or a duly authorized Compensation Committee of the Board of Directors in its sole discretion.



                              Signature:  _________________________
                             Print Name:  _________________________
                               Address:   _________________________
                                          _________________________
                                          _________________________

Dated:________________




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